SUPPLEMENT TO THE
FIDELITY BALANCED FUND AND FIDELITY GLOBAL BALANCED FUND
PROSPECTUS
DATED SEPTEMBER 29, 1995
The following information replaces the similar information found in the Charter section beginning on page 11.
Michael Gray is vice president of Balanced and manager of its fixed-income investments, which he has managed since March 1996. He also manages Investment Grade Bond, Spartan Investment Grade Bond, and VIP II:
Investment Grade Bond. In addition, he manages Asset Manager, Asset
Manager: Growth, Asset Manager: Income, VIP II: Asset Manager, and VIP II:
Asset Manager Growth. Mr. Gray joined Fidelity in 1982.
Stephen Petersen is lead manager and vice president of Balanced, which he has managed since March 1996. He also manages Equity-Income. Previously, he managed several trust accounts. Mr. Petersen joined Fidelity in 1980. Richard Mace is manager and vice president of Global Balanced, which he has managed since March 1996. He previously had co-managed Global Balanced from February 1993 until February 1994 and from January 1995 until March 1996. He also manages Overseas, VIP Overseas, Advisor Overseas, Advisor Annuity Overseas, and International Value. Previously, he managed International Growth & Income, Select Transportation, Select Industrial Materials, and Select Chemicals. Mr. Mace joined Fidelity in 1987.